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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2002


                        SERVICE CORPORATION INTERNATIONAL
              Exact Name of Registrant as Specified in its Charter


         TEXAS                        1-6402-1                   74-1488375
State of Incorporation or        Commission File Number        I.R.S. Employer
      Organization                                            Identification No.


                 1929 ALLEN PARKWAY
                   HOUSTON, TEXAS                               77019
       Address of Principal Executive Offices                 (Zip Code)


                                 (713) 522-5141
                         Registrant's telephone number,
                              including area code



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ITEM 5.       OTHER EVENTS.

              On January 9, 2002, Service Corporation International issued a press release announcing charges recognized in the fourth quarter of 2001, the adoption of a new "goodwill" accounting standard, and comments on recent litigation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      EXHIBITS.

                    Exhibit
                    Number          Description

                     99.1           Press Release dated January 9, 2002.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 16, 2002

                                       SERVICE CORPORATION INTERNATIONAL


                                       By:      /s/ James M. Shelger
                                          --------------------------------------
                                          James M. Shelger
                                          Senior Vice President, General Counsel
                                          and Secretary

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                                  EXHIBIT INDEX

           Exhibit
           Number          Description
           -------         -----------

            99.1           Press Release dated January 9, 2002.